Vanguard Pennsylvania Municipal Money Market Fund

Supplement Dated November 24, 2020, to the Prospectus and Summary Prospectus Dated March 27, 2020

Liquidation of Vanguard Pennsylvania Municipal Money Market Fund

On September 24, 2020, the board of trustees for Vanguard Pennsylvania Municipal Money Market Fund (the Fund) approved a proposal to liquidate the Fund. Effective as of the close of business on November 24, 2020, the liquidation of the Fund is complete.

In connection with the liquidation, shareholders may receive proceeds that are taxable. For most accounts, annual tax forms to assist you in preparing your income tax returns are distributed for each calendar year early in the following year. Please consult your tax advisor for detailed information about any tax consequences for you.

Any references to the Fund in this Prospectus are hereby deleted.

© 2020 The Vanguard Group, Inc. All rights reserved.	PS 077C 112020
Vanguard Marketing Corporation, Distributor.

Vanguard Pennsylvania Municipal Money Market Fund

Supplement Dated November 24, 2020, to the Statement of Additional Information Dated March 27, 2020

Liquidation of Vanguard Pennsylvania Municipal Money Market Fund

On September 24, 2020, the board of trustees for Vanguard Pennsylvania Municipal Money Market Fund (the Fund) approved a proposal to liquidate the Fund. Effective as of the close of business on November 24, 2020, the liquidation of the Fund is complete.

In connection with the liquidation, shareholders may receive proceeds that are taxable. For most accounts, annual tax forms to assist you in preparing your income tax returns are distributed for each calendar year early in the following year. Please consult your tax advisor for detailed information about any tax consequences for you.

Any references to the Fund in this Statement of Additional Information are hereby deleted.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 075D 112020